As filed with the Securities and Exchange Commission on July 18, 2000

                                          Registration No. 0-


          SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-A
   FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
       PURSUANT TO SECTION 12(b) OR 12(g) OF THE
            SECURITIES EXCHANGE ACT OF 1934





                 METAVANTE CORPORATION
(Exact name of registrant as specified in its charter)


        Wisconsin                                     39-1165550
(State of incorporation or organization)  (I.R.S. Employer Identification No.)



4900 West Brown Deer Road, Milwaukee, WI        53223-2459
(Address of principal executive offices)        (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:

                                                Name of each exchange
Title of each class                                 on which each
to be so registered                            class is to be registered

      None                                                None


   If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange
Act and is effective pursuant to General Instruction
A.(c), check the following box. [ ]

   If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction
A.(d), check the following box. [X]

   Securities Act registration statement file number to which this form relates:

                       333-41312
                    (if applicable)




Securities to be registered pursuant to Section 12(g) of the Act:


             Common Stock, $0.01 par value
                   (Title of class)

    INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         The description of the common stock, $.01 par value, of Metavante Corporation (the "Registrant") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration
         Statement on Form S-1 filed by the Registrant with the Commission on July 13, 2000 (File No. 333-
         41312) (the "Form S-1 Registration Statement"), which description is incorporated herein by reference.

Item 2.  Exhibits.

         The following exhibits are incorporated herein by reference as part of this Registration Statement:

         1.  Form of Restated Articles of Incorporation
             (incorporated by reference to Exhibit 3.1 to the Form S-1 Registration Statement).

         2. Form of By-Laws (incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement).

         3.  Form of Common Stock Certificate
             (incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement which will be filed by amendment).

                       SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              (Registrant)  Metavante Corporation

                              Date:         July 18, 2000

                              By:        /s/ Joseph L. Delgadillo
                                         ---------------------------------
                                         Joseph L. Delgadillo
                                         President and Chief Executive Officer

                 Metavante Corporation

                Form 8-A Exhibit Index


Exhibit Number        Description


     1.  Form of Restated Articles of Incorporation
         (incorporated by reference to Exhibit 3.1 to the Form S-1 Registration Statement).

     2.  Form of Amended and Restated By-Laws
         (incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement).

     3.  Form of Common Stock Certificate
         (incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement which will be filed by amendment).